                              PARTNERSHIP CONTRACT

Between

BLUE INDUSTRIES, company under American law, whose head office is at 28 rue du March
CH  1204  Geneva  -  SWITZERLAND

represented  by  its  president  Mr.  Fernand  Le  LOROUX


And


DESERT BLUE, a limited company under Swiss law, whose head office is at 28 rue du March
CH  1204  Geneva  -  SWITZERLAND

represented  by  its  president  Dr.  Mohammed  Saad  YAMANI


The  following  has  been  agreed:

Preliminaries:

BLUE  INDUSTRIES  has  developed  a  series  of  apparatus  for water treatment.

BLUE INDUSTRIES has been asked by the company DESERT BLUE to ensure the development and distribution of its products in the following countries:
SAUDI  ARABIA,  YEMEN,  U.A.E.,  OMAN,  QATAR,  BAHRAIN,  IRAQ,  SYRIA,
LEBANON,  JORDAN,  SUDAN,  EGYPT,  LIBYA,  MOROCCO,  TUNISIA  and
ALGERIA.

The parties have agreed to divide their contractual relations into three sectors:

      -     technology  transfer
      -     the  distribution  of  products
      -     purchases  and  sales

The present contract will therefore, in addition to the general provisions, include these three sectors with the obligations of each of the parties for each sector.

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                         CHAPTER I:  GENERAL PROVISIONS

Article  1  -  Subject  of  the  contract
-----------------------------------------

The aim of the present contract is to organize the following between the parties

1.     the  technology  transfer  needed  for  assembling  the  apparatus,
2.     the  organisation  of  product  marketing,
3.     a  supply  contract.


INTELLECTUAL PROPERTY RIGHTS: BLUE INDUSTRIES is the owner of all the models, plans, documents, studies, developments and other elements relating to the present contract.


Article  2  -  Duration
-----------------------

The contract will come into effect on 01 February 2002 and will terminate on 30 January 2011 and will therefore last for ten years.

If it has not been cancelled in the six months preceding its termination, it will be automatically renewed by one of the parties, by registered letter, for a further period of ten years.

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CHAPTER  II: PROVISIONS CONCERNING THE TECHNOLOGY TRANSFER NEEDED FOR ASSEMBLING
THE  APPARATUS



Article  1  -  Exclusivity
--------------------------

BLUE INDUSTRIES undertakes to transfer the products mentioned in the annex exclusively to DESERT BLUE:

-     Territory:  MENA  (Middle  East  and  North  African  countries) and IRAN.
      ---------
-     Sector  of  activity:  Drinking  water  and wastewater treatment, Food and
      --------------------
Agricultural  Industries

The exclusivity signifies that BLUE INDUSTRIES will not divulge information enabling the products to be manufactured in the territory in question to any other manufacturer.

The exclusivity also signifies that BLUE INDUSTRIES will forbid other manufacturers in the world from selling products within the MENA and IRAN without the agreement of both parties.


Article  2  -  Obligations  of  BLUE  INDUSTRIES
------------------------------------------------

a)    Provision  of  "know-how"  enabling  manufacture

-     Provision  of  prototype  equipment  that  can  be  copied.
- Provision of all the plans, and assembly diagrams, enabling the equipment to be made.
- Provision of technical documents facilitating the manufacture of equipment.
-     Provision  of  lists  of  components  needed  for  manufacture.
-     Instructions  for  using  the  apparatus  written  in  English and French.
-     The  Manufacturing  Licence.

BLUE INDUSTRIES indicates that the products are patented and trade mark registered.

b)    Training  obligation

- BLUE INDUSTRIES must train the engineers or other suitably qualified personnel provided by the beneficiary of the technology.
- BLUE INDUSTRIES will pay for the transport and accommodation costs of the BLUE INDUSTRIES technician providing the training.
- The partner will pay for the living costs of any additional BLUE INDUSTRIES technicians requested by the partner.

- Ongoing training: BLUE INDUSTRIES is obliged to provide further training whenever a new model is launched.

c)    Obligation  to  provide  technical  assistance

BLUE INDUSTRIES is obliged to provide technical assistance to the beneficiary of the technology.

- Assistance in the design of the manufacturing unit or the search for sub-contractors.
-     Assistance  in  the  organisation  of  manufacturing  processes.
- Assistance in the organisation of personnel, material flows, procurement, and dispatching finished products, etc.
- Collaboration in commercial organisation: order taking, delivery, procedures, etc.
-     Assistance  during  manufacture  by  provision  of  technical  teams.
- BLUE INDUSTRIES will provide a catalogue of assembled and tested sub-assemblies. In case of difficulties in the final assembly, BLUE INDUSTRIES could supply assembled apparatus.

d)     Information  on  improvements

BLUE INDUSTRIES is obliged to inform the beneficiary of the technology of any improvements that it has discovered either in terms of technical or commercial aspects.

In  technical  terms:            -    change  in  materials,
                                 -    change  in  processes
                                 -    change  of  names.

In  commercial  terms:           -  change  of  price
                                 -  logistical  improvements.

e)     Guarantee

BLUE INDUSTRIES undertakes to guarantee the product against any operating defects for a period of 2 years, under the following four conditions:
- that the manufacture of the apparatus complied with the plans and instructions,
-     that  the  use  of  the  apparatus  complied  with  prescribed  standards,
-     that  the  defect  was  not  caused  by  normal  wear  and  tear,
-     that  the  defect  occurred  in  the  first  two  years.

BLUE  INDUSTRIES  will  choose  how  to  fulfill  its  guarantee,  by:

-     Either  sending  a  member  of  BLUE  INDUSTRIES  to  inspect  the  fault.
- Or asking the apparatus to be sent back to its factories for inspection. If the measurement or analysis reveals that the defect originated from an error by BLUE INDUSTRIES, the company undertakes to immediately replace or repair the defective parts. If it appears that the defect originated from other causes than those mentioned above, the transport costs of ether the goods or personnel will be payable in full by the purchaser.


Article  3  -  Obligations  of  manufacturing  partner


a)     Manufacture

- The manufacturer is obliged to assemble the apparatus in compliance with the instructions provided, the model and any proposed improvements.

- It is obliged to use the components listed in the BLUE INDUSTRIES list of parts or similar components after the latter have been validated by BLUE INDUSTRIES.

- It is obliged to ask for BLUE INDUSTRIES approval for any technical changes that it may want to make to the apparatus; BLUE INDUSTRIES will remain the owner of intellectual property rights on any changes.

- BLUE INDUSTRIES reserves the right to conduct controls on procedures, manufacturing and documents relating to the present contract, without prior warning.

b)     Training

It  undertakes  to  take  part  in  training  programmes:
- By recruiting qualified staff who meet with BLUE INDUSTRIES requirements and making them available.
-     By  paying  for  the  training  costs.

c)     Stock

The manufacturer undertakes to comply with the prescriptions of BLUE INDUSTRIES concerning stocks and the organisation of material flows in the factory. It must at all times be able to satisfy the demands for products in the markets that are assigned to it by the provisions of the present contract.

d)     Sanctions

Non-compliance with the requirements mentioned in paragraph C.3 can lead BLUE INDUSTRIES to cancel the assembly exclusivity granted by the present contract.

e)     Sale  of  products

The manufacturer is forbidden to sell products to other distributors not belonging to the territory conceded by BLUE INDUSTRIES, except with express authorisation of BLUE INDUSTRIES, the conditions being defined on a case-by-case basis in the codicil to the present contract.

All export of products is prohibited, except with the express agreement of BLUE INDUSTRIES, the conditions will be defined on a case-by-case basis.

f)     After-sales  service

The manufacturer undertakes to provide an after-sales service for its products if defects occur. This compulsory technical assistance will then, depending on the nature of the fault, bring into play the guarantees granted by BLUE INDUSTRIES.


Article  4  -  Royalties  and  services

a)     Royalties  for  the  provision  of  know-how

     -    The amount of the royalty fee is 1 000 000 US$.

     - The royalties to be paid on each apparatus for provision of know-how and manufacturing dossiers is fixed in relation to the product and the volume of the transfer. This royalty is calculated on the basis of 10 % of the manufacturing price of the apparatus.

b)     Invoicing  of  services

The manufacturer will come to an agreement with BLUE INDUSTRIES before each provision of technical assistance and before each special request on agreed prices to be negotiated with BLUE INDUSTRIES.

c)     Invoicing  of  supplies  and  services

The manufacturer is obliged to pay for materials ordered from listed suppliers, for the prototype apparatus and sub-assemblies supplied by BLUE INDUSTRIES, and also for the various paid services provided by BLUE INDUSTRIES at the agreed price and within the agreed deadlines.

Article 5 - Counterfeiting - secrecy - confidentiality - information - intellectual property rights


a)     Counterfeiting

The manufacturer is forbidden to counterfeit the products whose plans and details have been provided by BLUE INDUSTRIES or to promote or permit counterfeiting by third parties.

It also undertakes to inform BLUE INDUSTRIES of any counterfeiting that it discovers or could become aware of.

b)     Secrecy  -  Confidentiality

The manufacturer undertakes to maintain the greatest confidentiality over all the information provided by BLUE INDUSTRIES, on the manufacturing methods, on the company's accounts, etc.

c)     Information

Every three months the manufacturer will send BLUE INDUSTRIES the following information:

-     its  production  volume,
-     the  number  of  products  assembled  in  each  series,
-     the  destination  of  these  products,
-     the  difficulties  encountered.

d)     Intellectual  property  rights


BLUE Industries will always remain the owner of all of its methods, graphics and other documents that it provides to the manufacturer within the framework of the present contract.


The  transfer  of  know  how  concern:
-     the  manufacture  of  cartridge.
-     the  manufacture  of  clarifier.
This  transfer  can  only  be  made  with  the  joint  ventures.
The joint venture can transfer this right only with 100% of shareholder agreement of the joint venture.

CHAPTER  III:  PROVISIONS  CONCERNING  THE  MARKETING  OF  PRODUCTS
-------------------------------------------------------------------


BLUE INDUSTRIES grants to the partner the right to market and the possibility of manufacturing BLUE INDUSTRIES products.



Article  1  -  Exclusivity


Marketing will take place exclusively within the MENA and IRAN and for the industrial sectors mentioned in the present contract.

This signifies that BLUE INDUSTRIES is forbidden from nominating other main distributors for this product within the granted territory.

This distribution is also exclusive in the sense that BLUE INDUSTRIES will prohibit other manufacturers, who are authorised in other geographical areas, from exporting products to the exclusive territory granted by the present contract.

This exclusivity is however dependent on sales results. To this end, the parties have agreed sales targets for 6 months, 12 months and 18 months, both by type of equipment and by zone. If these quotas, that are considered by both parties to be reasonable, are not reached, BLUE INDUSTRIES will be free to maintain or suspend the exclusivity granted either in terms of industrial sector and/or geographical area.

The exclusivity granted is dependent on the compulsory annual quotas defined in an annexe.


Article  2  -  BLUE  INDUSTRIES  obligations


Obligation  to  provide  technical  assistance

BLUE INDUSTRIES will give or will inform the distributor of the various marketing methods, the organisation by means of which it could sell the products and the obligations that it could have in this respect.

Article  3  -  The  distributor's  obligations

     a) The distributor is obliged to market the products in compliance with the instructions provided by BLUE INDUSTRIES.

     b) The distributor must maintain an advance stock of products, in such a manner that it can quickly respond to demand.

     c) The distributor is obliged to conduct marketing operations within its sectors of activity and within the MENA and IRAN.

These  marketing  activities  will  consist  of:

    -     advertising:  budget,  timing,  frequency.
    -     promotional  operations:  budget,  timing,  frequency.
    - prospecting by sales agents: timing, frequency, number of staff employed.

The distributor will be free to charge whatever price it wants for the products sold.
It should however attempt to stay within market prices so as not to tarnish the image of the manufacturer or the inventor of the process.

d) The distributor will not be responsible for collecting the money for products that it sells and for any bad debts.

e) The distributor is authorised to provide an after-sales service guarantee for purchasers.

f)     Confidentiality

The distributor is prohibited from giving any information concerning the nature of the products, the marketing methods, etc.

CHAPTER  IV:  PROVISIONS  CONCERNING  THE  SUPPLY  CONTRACT
-----------------------------------------------------------

In addition to the mechanical components, treatment cartridges, an operating microchip and an electronic circuit board controlling the apparatus are needed to use the products.

Accordingly, the distributor undertakes to purchase the powder cartridges and control electronics exclusively from BLUE INDUSTRIES under the conditions defined in the annexe attached to the present contract.


Article  1  -  Prices


The treatment cartridges, the electronics and components will be sold at the prices quoted in the BLUE INDUSTRIES price list.

BLUE INDUSTRIES undertakes to maintain these prices and to give 3 months notice of any changes.


Article  2  -  Obligations  of  BLUE  INDUSTRIES


BLUE INDUSTRIES is obliged to deliver within 90 days of receiving the corresponding order

Deliveries  are  made  ex-works.

BLUE  INDUSTRIES  is  responsible  for  export  customs  formalities.
The manufacturer is responsible for import customs formalities, insurance and transport.

In the event of factors beyond the control of the parties (such as acts of God, civil disturbance or war), the contract will be suspended and will come into force again when these factors have ceased.


Article  3  -  Obligations  of  the  purchaser


a) The purchaser undertakes to pay the price agreed in the price lists within the times stated in the sales terms and conditions given in the annexe.

b)     Reservation  of  ownership  clauses

It is agreed between the parties that the products remain the property of BLUE INDUSTRIES until payment is made in full.

c)     Taking  possession  of  the  products

The distributor undertakes to collect the products as soon as they are delivered and to ensure them against risks from this time.

                          CHAPTER V:  FINAL PROVISIONS
                          ----------------------------

Article  1  -  Hardship


In the event of unpredictable risks occurring during the execution of the contract that could endanger the balance of economic relations that were predicted by the parties, the parties agree to meet immediately and adapt the contract to the new economic situation.
This meeting should take within two weeks of an information note being sent by registered mail by the party that considers that the balance has been upset.

This balance could be upset if the economic circumstances are such that there is no longer any value in the operation for at least one of the parties (e.g. no profit margin).

If the parties do not manage to find a new agreement, and if the economic situation is such that one of the parties is unable to make any profit in the contractual relation, the contract will become null and void.



Article  2  -  Cancellation  of  the  contract


If one or other of the parties does not fulfil its obligations, the other party will have the right to ask for the contract to be cancelled in all its clauses without the possibility of separating the annexed articles.

The request for cancellation must be sent by registered mail in which the damaged party will ask for the contract to be correctly executed within a period of one month.
If after this period of one month the contract has not been regularised, the other party will be able to enforce cancellation.



Article  3:  Transfer  of  the  contract


The contract cannot be transferred by the manufacturer/distributor except by agreement between the parties. In contrast, BLUE INDUSTRIES can transfer the benefits of the contract to any company of its group, without needing the agreement of the co-contractor.

Article  4  -  Legal  competence


a)     Law  applicable

In  the  event  of litigation, the parties agree that only Swiss law will apply.

b)     Arbitration

In the event of dispute, cancellation or annulment of the agreement, the parties agree to resolve their dispute using the rules of arbitration.

To this end, they agree to refer to the rules of the International Chamber of Commerce.

c)     Indivisibility  of  the  contract

All  the  articles  are  indivisible  in  all  respects  whatsoever.

Signed  at  Paris  12-2-2002




/s/ Dr.  M. - S. Yamani                   /s/ Fernand  LeLoroux
DESERT  BLUE                              BLUE  Industries
Dr.  M.  -  S.  Yamani                    F.  LE  LOROUX
President                                 President

                    CODICIL No.1 TO CONTRACT No. BI/ME/0202-1
                    -----------------------------------------


Quotas  &  Sales  Targets
-------------------------

                    CODICIL No.2 TO CONTRACT No. BI/ME/0202-1
                    -----------------------------------------


                             CATALOGUE & PRICE LIST



See  BLUE  INDUSTRIES  catalogue.

                    CODICIL No.3 TO CONTRACT No. BI/ME/0202-1
                    -----------------------------------------


                           Sales Terms and Conditions

I.     PAYMENT




II.     DELIVERY.

The delivery conditions are: ex-works for volumes of less than one 20 ft container and delivery to a bonded warehouse, by a transporter designated by the distributor or the coordinator, departing from a French, Belgian or Netherlands port or by Swiss, French, German, Belgian or Netherlands air freight for all dispatch by full container load(s).